UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ] Confidential, for Use of the
                                        Commission Only (as permitted by
                                        Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         FINANCIAL FEDERAL CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

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



                     FINANCIAL FEDERAL CORPORATION
                     733 Third Avenue, 24th Floor
                       New York, New York 10017


                                                  November 13, 2006


  Dear Stockholder:

  We hereby supplement the Proxy Statement for the December 6, 2006 Annual Meeting of Stockholders of Financial Federal Corporation (the "Company") by adding the stockholder listed below to the table titled "Security Ownership of Certain Beneficial Owners and Management" on page 2 of the Proxy Statement. The Proxy Statement was mailed to stockholders commencing November 2, 2006. This supplement should be read together with the Proxy Statement.

  We have enclosed another proxy card. You do not have to take any action if you already voted your shares and do not wish to change your vote. If you already voted or given your proxy and wish to change your vote please complete, date, sign and return the enclosed proxy card as soon as possible in the enclosed reply envelope or vote by telephone or Internet if permitted by your bank or broker. The Board of Directors continues to recommend that stockholders vote FOR the election of the nominees for directors, FOR the ratification of the appointment of KPMG as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2007, FOR the approval of the Amended and Restated 2001 Management Incentive Plan and FOR the approval of the 2006 Stock Incentive Plan.


                                     Sincerely,
                                     FINANCIAL FEDERAL CORPORATION



                                     Troy H. Geisser
                                     Secretary

============================================================================


                  SUPPLEMENT DATED NOVEMBER 13, 2006

               TO PROXY STATEMENT DATED NOVEMBER 2, 2006


                                           Number of Shares       Percent of
Name and Address of Beneficial Owner    Beneficially Owned(2)     Ownership
------------------------------------    ---------------------     ----------
Lord, Abbett & Co. LLC (3)                     3,745,570             13.7
   90 Hudson Street
   Jersey City, NJ 07302


   (2) Unless otherwise noted, each person has the sole power to vote, or direct the voting of, and power to dispose, or direct the disposition of, all shares. Beneficial ownership was determined according to the rules of the Securities and Exchange Commission and includes options that are exercisable or will become exercisable within 60 days of October 20, 2006 and shares of restricted stock subject to forfeiture.

   (3) This information is based on the most recent Forms 13F or 13F-NT filed with the Securities and Exchange Commission.

FINANCIAL FEDERAL CORPORATION                                             PROXY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

1.  Election of Directors

    Nominees:    Lawrence B. Fisher   Michael C. Palitz    Paul R. Sinsheimer
                 Leopold Swergold     H.E. Timanus, Jr.    Michael J. Zimmerman

                 [ ] FOR all nominees listed    [ ] WITHHOLD AUTHORITY to
                     above (except as marked        vote for all nominees
                     to the contrary)               listed above

    INSTRUCTIONS: To withhold authority for an individual nominee, strike a line through that nominee's name.

2. Ratifying the appointment of KPMG LLP as the Corporation's independent registered public accounting firm for the fiscal year ending July 31, 2007.

                 [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

3.  Approve the Amended and Restated 2001 Management Incentive Plan.

                 [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

4.  Approve the 2006 Stock Incentive Plan.

                 [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

                          (Continued on reverse side)

                         FINANCIAL FEDERAL CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 6, 2006

The undersigned stockholder of Financial Federal Corporation (the "Corporation") hereby appoints Paul R. Sinsheimer and Troy H. Geisser, or either of them, with full power of substitution, as proxies for the undersigned to attend and act for and on behalf of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 270 Park Avenue, New York, New York on December 6, 2006 at 09:30 a.m., and at any adjournment thereof, to the same extent and with the same power as if the undersigned were present in person thereat and with authority to vote and act in such proxyholder's discretion with respect to other matters which may properly come before the Meeting. Such proxyholder is specifically directed to vote or withhold from voting the shares registered in the name of the undersigned as indicated on the reverse side.

                                 Dated:                                   , 2006
                                        ----------------------------------

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                                 (Signature)

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                                 (Signature, if held jointly)
                                 The signature on this Proxy should correspond exactly with stockholder's name as printed to the left. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Trustee, Administrator or Guardian should give their full title.

Please Mark, Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.